ONE MADISON CORPORATION

Index to Financial Statement

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of January 22, 2018	F-3
Notes to Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

One Madison Corporation

Opinion on the Financial Statement

We have audited the accompanying balance sheet of One Madison Corporation (the “Company”) as of January 22, 2018, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of January 22, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2017

New York, New York

January 26, 2018

ONE MADISON CORPORATION

BALANCE SHEET

January 22, 2018

ASSETS:

Current assets:
Cash	$1,988,834
Prepaid expenses	21,889
Total current assets	2,010,723

Cash held in Trust Account	300,000,000
Total Assets	$302,010,723

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accrued formation and offering costs	$743,386
Note payable - sponsor	148,844
Total current liabilities	892,230

Deferred underwriting compensation	10,500,000

Total liabilities	11,392,230

Commitments and contingencies

Class A ordinary shares subject to possible redemption; 28,561,849 shares (at approximately $10.00 per share)	285,618,490

Shareholders' Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A common stock, $0.0001 par value, 200,000,000 shares authorized, 1,438,151 shares issued and outstanding (excluding 28,561,849 shares subject to possible redemption)	144
Class B ordinary shares, $0.0001 par value, 25,000,000 shares authorized, 12,375,000 shares issued and outstanding	1,238
Class C ordinary shares, $0.0001 par value, 200,000,000 shares authorized, none issued and outstanding	-
Additional paid-in capital	5,017,073
Accumulated deficit	(18,452)
Total Shareholders' Equity	5,000,003
Total Liabilities and Shareholders' Equity	$302,010,723

See accompanying notes to balance sheet.

One Madison Corporation

Notes to Balance Sheet

NOTE 1.   DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

One Madison Corporation (the “Company”) is a newly incorporated blank check company incorporated in the Cayman Islands on July 13, 2017. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses that the Company has not yet identified (“Initial Business Combination”). Although the Company is not limited to a particular industry or geographic region for purposes of consummating its Initial Business Combination, the Company intends to focus on North American or Western European Consumer Products related businesses with a particular sub-focus on companies in one of the following categories: (i) consumer products or services, (ii) food and beverage and (iii) adjacent manufacturing or industrial services businesses linked to a consumer end-user. The Company is an ‘‘emerging growth company,’’ as defined in Section 2(a) of the Securities Act of 1933, as amended, or the ‘‘Securities Act,’’ as modified by the Jumpstart Our Business Startups Act of 2012 (the ‘‘JOBS Act’’).

At January 22, 2018, the Company had not yet commenced operations. All activity for the period from July 13, 2017 (date of inception) through January 22, 2018 relates to the Company’s formation and the initial public offering (‘‘Public Offering’’) described below. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering. The Company has selected December 31st as its fiscal year end.

As of January 22, 2018, transaction costs amounted to $17,425,556 consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees payable (which are held in a trust account with Continental Stock Transfer and Trust Company acting as trustee (the "Trust Account")) and $925,556 of Public Offering costs. These costs were charged to additional paid-in capital upon completion of the Public Offering. Cash of $1,988,834 was held outside of the Trust Account on January 22, 2018 and is available for working capital purposes. As described in Note 3, the $10,500,000 deferred underwriting fee payable is contingent upon the consummation of a Business Combination by January 22, 2020.

Sponsor and Public Offering

The Company’s sponsor is One Madison Group LLC, a Delaware limited liability company (the “Sponsor”). The Company intends to finance its Initial Business Combination with proceeds from the $300,000,000 initial public offering of Units (as defined in Note 3) and a $8,000,000 private placement (Note 4). Upon the closing of the Public Offering and the private placement but prior to the payment of underwriting fees and other expenses associated with the Public Offering, $300,000,000 was placed in the Trust Account (discussed below).

On January 22, 2018, the Company consummated the initial Public Offering of 30,000,000 units (the “Units” and, with respect to the Company’s Class A ordinary shares, $0.0001 par value per share, included in the Units being offered, the “Public Shares”) generating gross proceeds of $300,000,000 which is described in Note 3. The Company’s founder, Omar M. Asali, the other Anchor Investors (as defined below) and certain other entities purchased an aggregate of 8,000,000 warrants (“Private Placement Warrants”) at a price of $1.00 per warrant, or approximately $8,000,000 in the aggregate, in a private placement simultaneously with the closing of the Public Offering (the “Private Placement”). The Private Placement Warrants are included in additional paid-in capital on the balance sheet.

Trust Account

The proceeds held in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred eighty (180) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and that invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s amended and restated Memorandum and Articles of Association provide that, other than the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any Class A ordinary shares included in the Units (the “Public Shares”) sold in the Public Offering that have been properly tendered in connection with a shareholder vote to amend the Company’s amended and restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of such Class A ordinary shares if it does not complete the Initial Business Combination within 24 months from the closing of the Public Offering; and (iii) the redemption of 100% of the Class A ordinary shares included in the Units sold in the Public Offering if the Company is unable to complete an Initial Business Combination within 24 months from the closing of the Public Offering, (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating an Initial Business Combination. The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek shareholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable, or (ii) provide shareholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. The decision as to whether the Company will seek shareholder approval of the Initial Business Combination or will allow shareholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval, unless a vote is required by law or under NASDAQ rules. If the Company seeks shareholder approval, it will complete its Initial Business Combination only if a majority of the outstanding ordinary shares of the Company, voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

If the Company holds a shareholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public shareholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. As a result, such Class A ordinary shares are recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with the Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) 480, ‘‘Distinguishing Liabilities from Equity.’’

Pursuant to the Company’s amended and restated Memorandum and Articles of Association, if the Company is unable to complete the Initial Business Combination within 24 months from the closing of the Public Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands’ law to provide for claims of creditors and the requirements of other applicable law. The Company’s sponsor, the Anchor Investors and certain other holders of Founder Shares, together with any permitted transferees (collectively, the “initial shareholders”), have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined below) held by them if the Company fails to complete the Initial Business Combination within 24 months of the closing of the Public Offering. However, if the initial shareholders acquire Public Shares in or after the Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of ordinary shares, if any, having preference over the ordinary shares. The Company’s shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that the Company will provide its shareholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.

NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Redeemable Ordinary Shares

As discussed in Note 1, all of the 30,000,000 Class A ordinary shares sold as parts of the Units in the Public Offering contain a redemption feature which allows for the redemption of such shares under the Company’s amended and restated certificate of incorporation. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A ordinary shares shall be affected by charges against additional paid in capital.

Accordingly, at January 22, 2018, 28,561,849 of 30,000,000 Class A ordinary shares included in the Units were classified outside of permanent equity.

Private Placement Warrants

Each whole Private Placement Warrant is exercisable for one whole share of the Company's Class A ordinary share or one whole Class C ordinary share at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants has been added to the proceeds from the Public Offering to be held in the Trust Account such that at the closing of the Public Offering, $300.0 million was held in the Trust Account. If the Initial Business Combination is not completed within 24 months from the closing of the Public Offering, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the initial anchor investors or the other investors who purchased such warrants or their respective permitted transferees

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of the balance sheet in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Deferred Offering Costs

The Company complies with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A— “Expenses of Offering.” Deferred offering costs of approximately $925,600, consist principally of costs incurred in connection with the Public Offering. These costs, together with the underwriter discount, were charged to additional paid-in capital upon completion of the Public Offering.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of January 22, 2018. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at January 22, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Recent Accounting Pronouncements

The Company’s management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3.   PUBLIC OFFERING

In the Public Offering, the Company sold 30,000,000 units at a price of $10.00 per unit (the “Units”). The Anchor Investors and certain other investors purchased an aggregate of 8,000,000 warrants at a price of $1.00 per warrant in a private placement that occurred simultaneously with the completion of the Public Offering.

Each Unit consists of one of the Company’s Class A ordinary shares, $0.0001 par value, and one-half of one warrant (each, a “Warrant” and, collectively, the “Warrants”). Each whole Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share. No fractional shares will be issued upon separation of the Units and only whole Warrants will trade. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s Initial Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s Initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last sale price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sent the notice of redemption to the Warrant holders.

The Company granted the underwriters a 45-day option to purchase up to 4,500,000 additional Units to cover any over-allotments at the initial public offering price less the underwriting discounts and commissions. The Units that would be issued in connection with the over-allotment option would be identical to the Units issued in the Public Offering.

The Company paid an underwriting discount of 2.0% of the per Unit offering price to the underwriters at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) of 3.5% of the gross offering proceeds payable upon the Company’s completion of an Initial Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its Initial Business Combination.

NOTE 4.   PRIVATE PLACEMENT

The Anchor Investors, including Mr. Asali, and certain other investors purchased an aggregate of 8,000,000 Private Placement Warrants (or 8,900,000 Private Placement Warrants if the underwriters’ over-allotment is exercised in full) $1.00 per warrant ($8,000,000 in the aggregate or $8,900,000 if the over-allotment option is exercised in full) in a private placement that closed simultaneously with the closing of the Public Offering. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share or Class C ordinary share at $11.50 per share. If the

Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.

NOTE 5.   RELATED PARTY TRANSACTIONS

Founder Shares

On July 18, 2017, the Company issued 8,625,000 shares of Class B ordinary shares (the “Founder Shares”) to the Sponsor in exchange for a capital contribution of $25,000. This number includes an aggregate of up to 1,125,000 shares that are subject to forfeiture if the over-allotment option is not exercised by the underwriters (Note 6). In October 2017, the Company issued 3,750,000 Founder Shares to certain investors, including Mr. Asali and the Company’s other executive officers, (collectively, the “Anchor Investors”), for $0.01 per share in connection with the forward purchase agreements prior to the offering. The Sponsor currently owns 7,860,000 Class B ordinary shares following certain transfers of its shares. The Founder Shares will automatically convert into Class A ordinary shares (or Class C ordinary shares, at the election of the holder) upon the consummation of an Initial Business Combination at a ratio such that the number of Class A ordinary shares and Class C ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of  (i) the total number of Public Shares, plus (ii) the sum of  (a) the total number of Class A ordinary shares and Class C ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the Initial Business Combination (including forward purchase shares, but not forward purchase warrants), excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the Initial Business Combination and any Private Placement Warrants issued to the Sponsor upon conversion of Working Capital Loans, minus (b) the number of Public Shares redeemed by Public Shareholders in connection with the Initial Business Combination.

The Sponsor, its controlled affiliates and any director, officer or employee of the Sponsor who is also serving in any such role or position at the Company, including Mr. Asali (each, a “sponsor-affiliate” provided that such term does not refer to any of the Company’s non-executive directors), have agreed not to transfer, assign or sell any of their Founder Shares and any Class A ordinary shares or Class C shares issued upon conversion thereof until the earlier to occur of: (a) the third anniversary after the completion of the Initial Business Combination or (b) the waiver of such restrictions on transfer by Anchor Investors representing over 50.0% of the Forward Purchase Shares (except to certain permitted transferees and subject to certain exceptions). The initial shareholders (other than the Sponsor, its controlled affiliates or any sponsor-affiliate) have agreed not to transfer, assign or sell any of their Founder Shares and any Class A ordinary shares or Class C shares issued upon conversion thereof until the earlier to occur of: (i) one year after the completion of the Initial Business Combination or (ii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after the Initial Business Combination that results in all of the Company’s ordinary shareholders having the right to exchange their ordinary shares for cash, securities or other property (except to certain permitted transferees and subject to certain exceptions). Any permitted transferees will be subject to the same restrictions and other agreements of the initial shareholders with respect to any Founder Shares. Notwithstanding the foregoing, if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, the Founder Shares held by the initial shareholders (other than the Sponsor’s Founder Shares that are subject to the earnout condition in the Securities Subscription Agreement, between the Company and the Sponsor, as amended) will be released from the lock-up.

In November 2017, the Company amended the Securities Subscription Agreement dated July 18, 2017 to include an “earnout” clause which requires the forfeiture of certain Founder Shares by the Sponsor under certain circumstances as described in the agreement.

Registration Rights

The holders of the Founder Shares and Private Placement Warrants and warrants that maybe issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans) will be entitled to registration rights pursuant to a registration rights agreement to be entered into concurrently with the closing of the Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Forward Purchase Agreement

In October 2017, the Company entered into forward purchase agreements pursuant to which certain investors agreed to purchase an aggregate of 15,000,000 Class A ordinary shares and Class C ordinary shares (collectively, the “Forward Purchase Shares”), plus an aggregate of 5,000,000 redeemable warrants (the “Forward Purchase Warrants”), for an aggregate purchase price of $10.00 per Class A ordinary share or Class C ordinary share, as applicable, in a private placement to occur concurrently with the closing of the Initial Business Combination. In connection with these agreements, the Company issued to such investors an aggregate of 3,750,000 Founder Shares for $0.01 per share and received gross proceeds of $37,500. The Founder Shares issued to such investors are subject to similar contractual conditions and restrictions as the Founder Shares issued to the Sponsor. The Anchor Investors will have redemption rights with respect to any Public Shares they own. The forward purchase agreements also provide that the investors are entitled to a right of first refusal with respect to any proposed issuance of additional equity or equity-linked securities (including working capital loans that are convertible into Private Placement Warrants) by the Company for capital raising purposes, or if the Company offers or seeks commitments for any equity or equity-linked securities to backstop any such capital raise, in connection with the closing of the Initial Business Combination (other than the Units the Company is offering by this prospectus and their component Public Shares and Public Warrants, the Founder Shares (and Class A ordinary shares and/or Class C ordinary shares for which such Founder Shares are convertible), the Forward Purchase Shares, the Forward Purchase Warrant and the Private Placement Warrants) and registration rights with respect to the (A) Forward Purchase Shares, Forward Purchase Warrants, and Class A ordinary shares and Class C ordinary shares underlying their Forward Purchase Warrants and their Founder Shares, and (B) any other Class A ordinary shares or warrants acquired by the Anchor Investors, including any time after we complete our Initial Business Combination. The Class C ordinary shares have identical terms as the Class A ordinary shares, except the Class C ordinary shares do not grant their holders any voting rights. The amended and restated memorandum and articles of association provide that the Class C ordinary shares may be converted into Class A ordinary shares on a one-for-one basis at the election of the holder with 65 days written notice or upon the transfer of such Class C ordinary shares to a non-affiliate of the holder.

Promissory Note — Related Party

The Sponsor has agreed to loan the Company up to $200,000 to be used for the payment of costs related to the Public Offering. The loan is non-interest bearing, unsecured and due on the earlier of March 31, 2018 or the closing of the Public Offering. The Company intends to repay the loan from the proceeds of the Public Offering not being placed in the Trust Account. As of January 22, 2018, there were approximately $148,800 of outstanding borrowings under the promissory note of which $6,844 represented formation costs paid directly by the Sponsor.

Administrative Service Fee

The Company has agreed, commencing on the effective date of the Public Offering through the earlier of the Company’s consummation of an Initial Business Combination and its liquidation, to pay an affiliate of the Sponsor a monthly fee of $10,000 for office space, and secretarial and administrative services.

Related Party Loans

In order to finance transaction costs in connection with an Initial Business Combination, an affiliate of the Sponsor may, but is not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes an Initial Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans, other than the interest on such proceeds that may be released for working capital purposes. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of an Initial Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants.

NOTE 6.   SHAREHOLDERS’ EQUITY

Class A Ordinary Shares — The Company is authorized to issue 200,000,000 shares of Class A ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share. At January 22, 2018, there were 30,000,000 shares of Class A, of which 28,561,849 was classified outside of permanent equity.

Class B Ordinary Shares — The Company is authorized to issue 25,000,000 shares of Class B ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote for each share. The Company initially issued 8,625,000 Class B ordinary shares on July 18, 2017. This number includes an aggregate of 1,125,000 ordinary shares that are subject to forfeiture if the over-allotment option is not exercised by the underwriters. In connection with these forward purchase agreements discussed in Note 5, the Company issued to such investors an aggregate of 3,750,000 Founder Shares for $0.01 per share and received gross proceeds of $37,500. At January 22, 2018, there were 12,375,000 shares of Class B ordinary shares issued and outstanding.

Class C Ordinary Shares — The Company is authorized to issue 200,000,000 shares of Class C ordinary shares with a par value of $0.0001 per share. Following the consummation of the Company's initial Business Combination, each issued Class C Share shall be converted into one Class A Share, subject to any necessary adjustments for any share splits, capitalizations, consolidations or similar transactions occurring in respect of the Class A Shares or the Class C Shares, (i) upon receipt by the Company of 65 days’ notice in writing from the registered holder of such Class C ordinary share to convert such Class C ordinary share, or (ii) automatically upon the transfer by the registered holder of such Class C ordinary share, whether or not for value, to a third party, except for transfers to a nominee or “affiliate” (as such term is defined in the Securities Exchange Act of 1934, as amended) of such holder in a transfer that will not result in a change in beneficial ownership or to a person that already holds Class A ordinary shares. At January 22, 2018, there are no Class C ordinary shares issued or outstanding.

Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all matters submitted to a vote of shareholders except as required by law. The holders of Class C ordinary shares will not have the right to vote in general meetings of the Company.

Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share. At January 22, 2018, there are no preference shares issued or outstanding.